SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 1998



                             ICC Technologies, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



           0-13865                                       23-368845
  ------------------------                    ---------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)



                   330 South Warminster Road, Hatboro PA 19040
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (215) 682-6600
                         -------------------------------
                         (Registrant's telephone number)



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 2.  Acquisition or Disposition of Assets

General

     On February 27, 1998, pursuant to a Master Agreement dated as of November 17, 1997 by and among ICC Technologies, Inc. ("ICC"), Engelhard Corporation ("Engelhard") and Engelhard/ICC, a joint venture owned equally by ICC and Engelhard ("E/ICC"), the parties effectuated a restructuring of E/ICC by providing in substance for:

          (a) the division of E/ICC into two separate operating limited partnerships, one to manufacture and market complete, active Climate Control Systems (herein defined) ("Fresh Air Solutions, L.P."), and the other to manufacture and market the heat-exchange and desiccant coated wheel-shaped rotors that are components of the Climate Control Systems ("Engelhard Hexcore, L.P."); and

          (b) the exchange by ICC and Engelhard of certain of their respective interests in each partnership and the payment by Engelhard to ICC of approximately $18,600,000, such that after the exchanges:

               (i) ICC now owns 90% of Fresh Air Solutions, L.P. and 20% of Engelhard Hexcore, L.P.; and

               (ii) Engelhard now owns 80% of Engelhard Hexcore, L.P. and 10% of Fresh Air Solutions, L.P. (the "Restructuring"), all as more fully described below.

     The Master Agreement and transactions contemplated thereby were approved by the stockholders of ICC at a Special Meeting of Stockholders held on February 23, 1998.

The Master Agreement and E/ICC Restructuring Transactions

     ICC and Engelhard each owned, indirectly, a 50% general partner interest in Engelhard/ICC, which was formed in February 1994 to design, manufacture and sell desiccant climate control systems and desiccant and heat-exchange wheel components for the dehumidification and cooling markets, the industrial drying/dehumidification market and the air conditioning and microbe reduction market for health care facilities.

     On February 27, 1998, ICC and Engelhard effected the Restructuring of E/ICC in accordance with the Master Agreement, pursuant to which, among other things, E/ICC transferred all of its assets, including the lease and leasehold improvements in E/ICC's facility in Hatboro, Pennsylvania, and liabilities related to the design, manufacture, assembly, marketing and sale of Climate Control Systems (the "Box Business") to a newly formed limited partnership under the laws of the Commonwealth of Pennsylvania, Fresh Air Solutions, L.P. in accordance with the terms of a Contribution Agreement, dated November 17, 1997 between E/ICC and Fresh Air Solutions, L.P. (the "Contribution Agreement"). Upon the closing of the Master Agreement, ICC Desiccant Technologies, Inc. ("I Partner"), a wholly-owned subsidiary of ICC, became the sole general partner of Fresh Air Solutions, L.P. with a 1% general partnership interest and a limited partner of Fresh Air Solutions, L.P. with an 89% limited partnership interest. Engelhard DT, Inc. ("E Partner"), a wholly-owned subsidiary of Engelhard, became the other limited partner of Fresh Air Solutions, L.P. with a 10% limited partnership interest.

     E/ICC retained those assets and liabilities related to the design, manufacture, assembly, marketing and sale of products fabricated from honeycomb substrates and any and all rotors or wheels or similar products used in Climate Control Systems (the "Wheel Business") and has been converted into a limited partnership under the laws of the State of Delaware, Engelhard Hexcore, L.P. Immediately prior to such conversion, I Partner assigned 60% of its interest in E/ICC (30% of the aggregate partnership interest in E/ICC) to a newly-formed limited partnership under the laws of the Commonwealth of Pennsylvania, ICC Investment LP, an affiliate of ICC, which sold such interest to E Partner for approximately $18.6 million at Closing pursuant to the terms of an E/ICC Purchase and Sale Agreement, dated November 17, 1997, between E Partner and ICC Investment LP (the "E/ICC Purchase and Sale Agreement"). As a result of the Restructuring, Engelhard's wholly-owned subsidiary, E Partner, is the sole general partner of Engelhard Hexcore, L.P. with a 1% general partnership interest and a limited partner of


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Engelhard Hexcore, L.P. with a 79% limited partnership interest. I Partner is the other limited partner of Engelhard Hexcore, L.P. with a 20% limited partnership interest.

     In determining the fairness of the transactions contemplated by the Master Agreement to ICC's stockholders, the Board of Directors of ICC examined, among other things, E/ICC's and ICC's current business and financial positions, including the ability to fund future operating needs, business strategy and prospects, including the potential value to stockholders of ICC of separating the Box Business and Wheel Business, the market outlook for the Box Business and Wheel Business, the market price of ICC's Common Stock, the advantages and disadvantages experienced by ICC in having Engelhard as a partner in the E/ICC structure, the importance of having control over the management of the Box Business and certain other factors which it deemed relevant to its deliberations, none of which was material either individually or in the aggregate. Based upon those factors, ICC entered into "arms length" negotiations with Engelhard and entered into an agreement which it deemed to be fair, reasonable and in the best interests of ICC's stockholders. Neither Engelhard nor ICC engaged an investment banking firm to value the businesses during or in furtherance of their negotiations of the Restructuring, but subsequent to the establishment of the principal terms of the Restructuring by the parties, ICC engaged Howard, Lawson & Company, a private investment bank, for the sole purpose of assisting it in determining the fair market values of the Box and Wheel Businesses for financial reporting purposes. After a review of the relevant issues, Howard, Lawson & Company concluded that, because the nature and prospects of the Box Business and Wheel Business, in each case, are highly speculative and any indication of value premised on future operating results for each business would be speculative, fair market value could not be determined in either case within reasonable limits.

Business of ICC after Closing

     Following the Closing of the Restructuring of E/ICC, the Box Business formerly operated by E/ICC is now being operated by Fresh Air Solutions, L.P., in which ICC's wholly-owned subsidiary, I Partner, is the sole general partner with complete management control and ownership of a 90% interest in Fresh Air Solutions, L.P. ICC also holds a passive 20% limited partnership interest in Engelhard Hexcore, L.P., which now operates the Wheel Business formerly conducted by E/ICC. ICC may enter any other business it deems appropriate, whether or not related to the Box Business, except that it may not be a reseller of wheel-shaped rotors acquired under the Rotor Supply Agreement with Engelhard Hexcore, L.P. other than as a component in the production and sale of Climate Control Systems, which are defined as all air conditioning or air treatment systems (whether pre-assembled units or kits that are to be assembled by distributors, licensees, or customers) that cool, dehumidify, dry, heat and/or filter air, by passing through one or more wheel-shaped rotors, which rotors may or may not be treated with a desiccant material, or in other limited circumstances. ICC is continuing to explore certain acquisition opportunities which would help to broaden its product offerings or permit ICC to enter new areas of business, however, to date, it has not entered into any agreements or commitments to engage in any other activities.


The Box LP Limited Partnership

     The Fresh Air Solutions Limited Partnership Agreement (the "Fresh Air Solutions Limited Partnership Agreement"), which governs the operation of Fresh Air Solutions, L.P., a newly-formed Pennsylvania limited partnership, provides that: (i) Fresh Air Solutions, L.P. will be managed solely by I Partner, a wholly-owned subsidiary of ICC, without interference by Engelhard or any of its affiliates; (ii) any investments of property or cash in Fresh Air Solutions, L.P. by ICC or its affiliates shall not dilute E Partner's percentage interest in Fresh Air Solutions, L.P., (iii) the general partner and its affiliates may make loans to Fresh Air Solutions, L.P. which loans, together with interest, shall be taken into account in determining the fair market value of Fresh Air Solutions, L.P. for purposes of I Partner's buyout option discussed below; and
(iv) I Partner shall have an option, to be exercisable on January 1, 2004, to acquire 100% of E Partner's interest in Fresh Air Solutions, L.P. at a price equal to 95% of the fair market value of Fresh Air Solutions, L.P. on the date of exercise of the option multiplied by E Partner's percentage interest in Fresh Air Solutions, L.P.

The Wheel LP Limited Partnership.

     Pursuant to the Master Agreement, E/ICC has been converted into a Delaware limited partnership, and the Engelhard Hexcore Limited Partnership Agreement (the "Engelhard Hexcore Limited Partnership Agreement") shall govern the operation of Engelhard Hexcore, L.P. The Engelhard Hexcore

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Limited Partnership Agreement is substantially similar to the Fresh Air
Solutions Limited Partnership Agreement and provides that: (i) Engelhard Hexcore, L.P. will be managed solely by E Partner, a wholly-owned subsidiary of Engelhard, without interference by ICC or any of its affiliates; (ii) any investments of property or cash in Engelhard Hexcore, L.P. by Engelhard or its affiliates shall not dilute I Partner's percentage interest in Engelhard Hexcore, L.P.; (iii) the general partner and its affiliates may make loans to Engelhard Hexcore, L.P. which loans, together with interest, shall be taken into account in determining the fair market value of Engelhard Hexcore, L.P. for purposes of E Partner's buyout option discussed below; and (iv) E Partner shall have an option, to be exercisable on January 1, 2004, to acquire 100% of I Partner's interest in Engelhard Hexcore, L.P. at a price equal to 95% of the fair market value of Engelhard Hexcore, L.P. on the date of exercise of the option multiplied by I Partner's percentage interest in Engelhard Hexcore, L.P.

Certain Related Agreements

     Rotor Supply Agreement. In connection with the consummation of the Restructuring of E/ICC pursuant to the Master Agreement, on February 27, 1998 Engelhard Hexcore, L.P. entered into a Rotor Supply Agreement (the "Rotor Supply Agreement") with Fresh Air Solutions, L.P. Pursuant to the Rotor Supply Agreement, Engelhard Hexcore, L.P. shall supply Fresh Air Solutions, L.P.'s total requirements for heat-exchange and desiccant wheel-shaped rotors. In turn, Fresh Air Solutions, L.P. shall be obligated to purchase its total requirements for heat-exchange and desiccant wheel-shaped rotors from Engelhard Hexcore, L.P. All wheel-shaped rotors purchased under the Rotor Supply Agreement will be sold at prices which are lower than the best prices Engelhard Hexcore, L.P. will offer its other customers for such rotors. The term of the Rotor Supply Agreement is fifteen (15) years.

     Cassette Supply Agreement. In connection with the consummation of the Restructuring of E/ICC pursuant to the Master Agreement, on February 27, 1998 Fresh Air Solutions, L.P. and Engelhard Hexcore, L.P. entered into the Cassette Supply Agreement (the "Cassette Supply Agreement"), whereby Fresh Air Solutions, L.P. will supply Engelhard Hexcore, L.P. with cassettes, which consist of a sheetmetal or other structure that holds a rotor, coated or uncoated with ETS(TM), supported by casters or a hub, which itself consist of seals, drive motor, belt and other components required to conduct heat or mass transfer, as currently designed and with any modifications to such design made within twelve months from the date of the agreement. Cassettes sold under this agreement will be at prices which are more favorable to Engelhard Hexcore, L.P. than to other customers of Fresh Air Solutions, L.P. for such products. The term of the Cassette Supply Agreement is five (5) years.

     Sensor Supply Agreement. In connection with the consummation of the Restructuring of E/ICC pursuant to the Master Agreement, on February 27, 1998 Engelhard Sensor Technologies, Inc., which is a subsidiary of Engelhard ("Sensor Technologies"), entered into a Sensor Supply Agreement ("Sensor Supply Agreement") with Fresh Air Solutions, L.P., pursuant to which Sensor Technologies will sell certain humidity and dew point infrared sensors that are manufactured by Sensor Technologies to Fresh Air Solutions, L.P. for use in the Box Business. The price to be paid for such products shall be more favorable to Fresh Air Solutions, L.P. than the price offered by Sensor Technologies to its other customers for such products. The term of the Sensor Supply Agreement is five (5) years.

     Substrate Supply Agreement. In connection with the consummation of the Restructuring of E/ICC pursuant to the Master Agreement, on February 27, 1998 Engelhard Hexcore, L.P. entered into a Substrate Supply Agreement (the "Substrate Supply Agreement") with Engelhard, pursuant to which Engelhard Hexcore, L.P. will supply Engelhard's total requirements for substrates and related materials. Such substrates or related materials will be sold to Engelhard at prices which are more favorable to Engelhard than to other customers of Engelhard Hexcore, L.P. for such products.

     Desiccant Supply Agreement Novation. As part of the Restructuring of E/ICC, Engelhard, E/ICC and Engelhard Hexcore, L.P. executed a Novation relating to that certain Supply Agreement dated February 7, 1994 between Engelhard and E/ICC for the supply of desiccant materials (the "Desiccant Supply Agreement"). The effect of this Novation will be that, effective after the Restructuring, the Desiccant Supply Agreement will be between Engelhard and Engelhard Hexcore, L.P. on the same terms and conditions set forth in the original Desiccant Supply Agreement with the term of such agreement extended through February 27, 2012. Thus, Engelhard Hexcore, L.P. will be obligated to purchase exclusively from Engelhard all desiccant or drying materials or agents used in any adsorption system that Engelhard Hexcore, L.P. may require in connection with the conduct of the Wheel Business, subject to a "competitive offer" provision which will enable Engelhard Hexcore, L.P. to purchase from third parties

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similar products at such prices, if available, subject to certain conditions. In turn, Engelhard will be obligated to sell to Engelhard Hexcore, L.P. its total requirements for such products.

     Box Technology License Agreement. In connection with the consummation of the Restructuring of E/ICC pursuant to the Master Agreement, on February 27, 1998 Fresh Air Solutions, L.P. entered into the Box Technology License Agreement (the "Box Technology License") with Engelhard Hexcore, L.P., pursuant to which Fresh Air Solutions, L.P. granted to Engelhard Hexcore, L.P. a nonexclusive, royalty free, world-wide, perpetual license, with the further right to sublicense, to all technology relating to the Box Business which is owned by Fresh Air Solutions, L.P., and all improvements to such technology that are conceived by employees of Fresh Air Solutions, L.P. and are subject to patents or patent applications filed within twelve (12) months after execution of the Box Technology License, other than improvements used solely on gas platform systems. Engelhard Hexcore, L.P. may, however, only use such technology in the Box Business and businesses ancillary or reasonably related to the Box Business.

     Wheel Technology License Agreement. In connection with the consummation of the Restructuring of E/ICC pursuant to the Master Agreement, on February 27, 1998 Fresh Air Solutions, L.P. and Engelhard Hexcore, L.P. entered into the Wheel Technology License Agreement (the "Wheel Technology License"), pursuant to which Engelhard Hexcore, L.P. granted Fresh Air Solutions, L.P. a nonexclusive, royalty free, world-wide, perpetual license with the further right to sublicense, for technology specifically covered by certain patents relating to the Wheel Business and owned by Engelhard Hexcore, L.P. (which will not include Hexcel's proprietary process utilized in manufacturing the small cell, honeycomb substrate material used to make E/ICC's rotors which are licensed to Engelhard Hexcore, L.P.) and any improvements to such technology conceived by employees or representatives of Engelhard Hexcore, L.P. that are subject to patents or patent applications within the twelve (12) month period after the signing of the agreement. Fresh Air Solutions, L.P. may, however, utilize such technology only in connection with the Box Business and businesses ancillary or reasonably related to the Box Business.

     E/ICC License Agreement. In connection with the consummation of the Restructuring of E/ICC pursuant to the Master Agreement, on February 27, 1998 Fresh Air Solutions, L.P. entered into the E/ICC License Agreement (the "E/ICC License") with Engelhard, pursuant to which Engelhard granted Fresh Air Solutions, L.P. a non-exclusive, royalty free license to use the name "Engelhard" as part of the "Engelhard/ICC" mark. The term of the E/ICC License is two and one half years. If Fresh Air Solutions, L.P. uses the "Engelhard/ICC" mark in writing for any purpose (except for use on products produced by Fresh Air Solutions, L.P., product packaging material or existing signage at Fresh Air Solutions, L.P.'s Hatboro facility), such use shall be accompanied with a notation that Engelhard Corporation is a 10% passive investor in Fresh Air Solutions, L.P. and is in no way involved in the business, operations, management or control of Fresh Air Solutions, L.P.

     Referral Agreement. In connection with the consummation of the Restructuring of E/ICC pursuant to the Master Agreement, on February 27, 1998 Engelhard Hexcore, L.P. entered into a Referral Agreement (the "Referral Agreement") with Fresh Air Solutions, L.P., whereby Fresh Air Solutions, L.P. will sell climate control systems to customers referred to it by Engelhard Hexcore, L.P. in order to assist Engelhard Hexcore, L.P. in generating interest in the purchase of rotors by such customers. Climate control systems shall be sold pursuant to the Referral Agreement on the same pricing, payment and invoice terms as in effect from time to time by Fresh Air Solutions, L.P. for its wholesale customers. Additionally, Engelhard Hexcore, L.P. will be able to have continued, unhindered access to each customer after consummation of any sale effected in accordance with this Referral Agreement but will in no event be entitled to a commission for any sale thereunder. Engelhard Hexcore, L.P. specifically acknowledges in the Referral Agreement that sales to customers it refers to Fresh Air Solutions, L.P. shall be limited in nature.

     General Releases. Upon consummation of the Restructuring of E/ICC, Engelhard, E Partner and Sensor Technologies entered into a General Release, under which ICC, I Partner, ICC Investment LP and E/ICC have been released from any claims and liability related to any matter, including the management of E/ICC and the matters at issue in the litigation between such parties related to Engelhard's acquisition of Telaire Systems, Inc. (the "Released Claims"). In addition, E/ICC entered into a General Release of Engelhard, E Partner, Sensor Technologies, Telaire Systems, Inc., ICC, ICC Investment LP and I Partner for any and all Released Claims. Finally, ICC, ICC Investment LP and I

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Partner executed a General Release of Engelhard, E Partner, Sensor Technologies,
Telaire Systems, Inc. and E/ICC for any and all Released Claims.

Accounting Treatment

     The acquisition of the partnership interests in Fresh Air Solutions, L.P. by ICC will be accounted for under the purchase method of accounting. The non-monetary considerations exchanged for the ownership interests in Fresh Air Solutions, L.P.
 and Engelhard Hexcore, L.P. were based upon the recorded amounts.

Federal Income Tax Consequences

     In evaluating the consequences of the Restructuring of E/ICC under the Internal Revenue Code of 1986, as amended, ICC has come to believe that E/ICC's transfer of certain of its assets, subject to certain liabilities, to Fresh Air Solutions, L.P. will constitute a tax free division of the partnership. ICC also believes that the subsequent distribution by E/ICC of its entire limited partnership interest in Fresh Air Solutions, L.P. to I Partner and E Partner will be tax free. Further, the distribution of assets by E/ICC to Fresh Air Solutions, L.P. will cause I Partner and E Partner's basis in their respective partnership interests in E/ICC to be reduced by the adjusted basis of the assets distributed, but not below zero. The reduction in liabilities as the result of the transfer to Fresh Air Solutions, L.P. is treated as a distribution of money, which could cause recognition of gain. ICC believes that some gain may be recognized as a result thereof.

     In addition, ICC believes that I Partner's transfer of a portion of its interest in E/ICC to ICC Investment LP and ICC Investment LP's subsequent transfer of such interest to E Partner will constitute a sale of such interest to E Partner. The sale will produce gain to ICC Investment LP, and through its ownership of ICC Investment LP and its partners, ICC will report such gain to the extent that the cash consideration exceeds the adjusted tax basis of the partnership interest sold to E Partner. ICC believes that some of the gain may be ordinary income if the partnership owns unrealized receivables or inventory items. Conversely, ICC believes that the conversion of E/ICC into a limited partnership interest is not considered an exchange of a partnership interest, and therefore no gain or loss results. In addition, the partners' bases and holding periods in their partnership interests will not be affected

Item 7.   Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

     As of the time that this Report on Form 8-K is being filed with the Securities and Exchange Commission ("Commission"), it is impractical for ICC to provide the financial statements required pursuant to Item 7(a) of Form 8-K regarding giving effect to the consummation of the partnership Restructuring of E/ICC contemplated by the Master Agreement. ICC anticipates such financial statements will be filed with the Commission on or about May 13, 1998, at which time ICC will file such financial statements under cover of an amendment to this Form 8-K.

     (b) Pro Forma Financial Information.

     As of the time that this Report on Form 8-K is being filed with the Commission, it is impractical for ICC to provide the pro forma financial information required pursuant to Item 7(b) of Form 8-K regarding giving effect to the consummation of the partnership Restructuring of E/ICC contemplated by the Master Agreement. ICC anticipates such pro forma financial information will be filed with the Commission on or about May 13, 1998, at which time the Company will file such pro forma financial information under cover of an amendment to this Form 8-K.

     (c) Exhibits

Exhibit No.       Description

 2.1 Master Agreement dated as of November 17, 1997, by and among ICC Technologies, Inc., ICC Investment, L.P., ICC Desiccant Technologies, Inc., and Engelhard Corporation,

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                  Engelhard DT, Inc., and Engelhard/ICC was filed as Exhibit "B"
                  to ICC Technologies, Inc.'s definitive Proxy Statement dated February 3, 1998 for the Special Meeting of Stockholders held on February 23, 1998 and is hereby incorporated herein by reference.

2.2 Contribution Agreement dated as of November 17, 1997, between Engelhard/ICC and Fresh Air Solutions, L.P. was filed as Exhibit "C" to ICC Technologies, Inc.'s definitive Proxy Statement dated February 3, 1998 for the Special Meeting of Stockholders held on February 23, 1998 and is hereby incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                  ICC TECHNOLOGIES, INC.
                                  ----------------------
                                         Registrant


                                  By: /s/ Manfred Hanuschek
                                     ------------------------------------------
                                     Manfred Hanuschek, Chief Financial Officer

Date:  March 13, 1998

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